EXHIBIT 99.01
PROXY
                              NICHOLS INSTITUTE

               SPECIAL MEETING OF STOCKHOLDERS--AUGUST 31, 1994
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Harry L. Hathaway, Esq., and Marilyn I. Hauge, and each of them, as proxies for the undersigned, with the full power of substitution, to act and to vote as designated on the reverse side of this Proxy all the shares the undersigned would be entitled to vote at the Special Meeting of Stockholders of Nichols Institute on August 31, 1994 and at any adjournment or postponement thereof. Both of the proxies present and acting at the meeting or any adjournment or postponement thereof (or, if only one shall be present and act, then that one) shall vote this Proxy.

PLEASE SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS PROXY WILL NOT BE USED IF YOU ATTEND THE MEETING AND SO REQUEST.

The Board of Directors recommends a vote "FOR" adoption of the Merger
Agreement.

The stockholder(s) signing this Proxy hereby revoke(s) any proxy heretofore given to vote at said meeting and any adjournment or postponement thereof.

Receipt of the Notice of Special Meeting of Stockholders and the Proxy Statement is hereby acknowledged.

The shares represented by this Proxy will be voted in the manner directed by the stockholder(s). If no direction is given when the duly executed Proxy is returned, such shares will be voted "FOR" adoption of the Merger Agreement.

                        (Continued and to be signed and dated on reverse side)
 -----------------------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ADOPTION OF THE MERGER AGREEMENT
                                                                         [X]
                                 PLEASE MARK
                                  YOUR VOTE
                                  LIKE THIS

                              01-Unexchanged Old
                             Class B Common Stock
                           02-Unexchanged Series C
                               Preferred Stock
                              03-Unexchanged NCL
                                 Common Stock

                                     FOR     AGAINST     ABSTAIN
ADOPTION OF THE MERGER AGREEMENT       [ ]       [ ]         [ ]

Signature(s) Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

PROXY
                              NICHOLS INSTITUTE

               SPECIAL MEETING OF STOCKHOLDERS--AUGUST 31, 1994
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Harry L. Hathaway, Esq., and Marilyn I. Hauge, and each of them, as proxies for the undersigned, with the full power of substitution, to act and to vote as designated on the reverse side of this Proxy all the shares the undersigned would be entitled to vote at the Special Meeting of Stockholders of Nichols Institute on August 31, 1994 and at any adjournment or postponement thereof. Both of the proxies present and acting at the meeting or any adjournment or postponement thereof (or, if only one shall be present and act, then that one) shall vote this Proxy.

PLEASE SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS PROXY WILL NOT BE USED IF YOU ATTEND THE MEETING AND SO REQUEST.

The Board of Directors recommends a vote "FOR" adoption of the Merger
Agreement.

The stockholder(s) signing this Proxy hereby revoke(s) any proxy heretofore given to vote at said meeting and any adjournment or postponement thereof.

Receipt of the Notice of Special Meeting of Stockholders and the Proxy Statement is hereby acknowledged.

The shares represented by this Proxy will be voted in the manner directed by the stockholder(s). If no direction is given when the duly executed Proxy is returned, such shares will be voted "FOR" adoption of the Merger Agreement.

                        (Continued and to be signed and dated on reverse side)
 -----------------------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ADOPTION OF THE MERGER AGREEMENT
                                                                         [X]
                                 PLEASE MARK
                                  YOUR VOTE
                                  LIKE THIS

                              00-Unexchanged Old
                             Class A Common Stock
                           05-Class B Common Stock
                           06-Class A Common Stock


                                     FOR     AGAINST     ABSTAIN
ADOPTION OF THE MERGER AGREEMENT       [ ]       [ ]         [ ]

Signature(s) Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.